                                                                    Exhibit 1(u)


                   ELEVENTH AMENDMENT DATED SEPTEMBER 6, 2006

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

         Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended as follows to reflect establishment and designation of Janus Adviser International Equity Fund (the "Fund") and Class A, Class C, Class I, Class R, and Class S Shares of the Fund.


                                   SCHEDULE A


Series of the Trust                                                             Available Classes
-------------------                                                             -----------------
Janus Adviser Balanced Fund                                                     Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser Forty Fund                                                        Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares


Janus Adviser Contrarian Fund                                                   Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser Flexible Bond Fund                                                Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser Fundamental Equity Fund                                           Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser International Equity Fund                                         Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser Large Cap Growth Fund                                             Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser Growth and Income Fund                                            Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser High-Yield Fund                                                   Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser INTECH Risk-Managed Core Fund                                     Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser INTECH Risk-Managed Growth Fund                                   Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser INTECH Risk-Managed Value Fund                                    Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser International Growth Fund                                         Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser Long/Short Fund                                                   Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser Mid Cap Growth Fund                                               Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser Mid Cap Value Fund                                                Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser Money Market Fund                                                 Class A Shares
                                                                                Class C Shares
                                                                                Class S Shares

Janus Adviser Orion Fund                                                        Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser Small Company Value Fund                                          Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser Small-Mid Growth Fund                                             Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser Worldwide Fund                                                    Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares


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